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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 31, 2004



                           UNITED NATURAL FOODS, INC.
             (Exact Name of Registrant as Specified in Its Charter)


          Delaware                    000-21531                  05-0376157
(State or Other Jurisdiction   (Commission File Number)        (IRS Employer
      of Incorporation)                                      Identification No.)


                                  260 Lake Road
                               Dayville, CT 06241
               (Address of Principal Executive Offices) (Zip Code)


                                 (860) 779-2800
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

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Item 2.02. Results of Operations and Financial Condition

      On August 31, 2004, the Company issued a press release announcing its financial results for the fiscal year ended July 31, 2004. A copy of this press release is attached as an exhibit to this Form 8-K.

      The information set forth this Form 8-K, including the exhibit attached hereto, is being furnished solely pursuant to Item 2.02 of Form 8-K. Consequently, it shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired: Not Applicable

      (b)   Pro Forma Financial Information: Not Applicable

      (c)   Exhibits.

                 Exhibit No.        Description
                 -----------        -----------

                   99.1 Press Release, dated August 31, 2004, announcing the Company's financial results for the fiscal year ended July 31, 2004.


                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         UNITED NATURAL FOODS, INC.


                                         By: /s/ Rick D. Puckett
                                             -----------------------------------
                                             Rick D. Puckett
                                             Vice President, Treasurer and Chief
                                             Financial Officer

                                         Date: August 31, 2004

                                  EXHIBIT INDEX

      Exhibit No.        Description
      -----------        -----------
        99.1             Press Release, dated August 31, 2004, announcing the
                         Company's financial results for the fiscal year ended
                         July 31, 2004.